Exhibit 99.5

BriaCell Therapeutics Corp

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of April 30, 2022

Expressed in United States Dollars

(Unaudited)

NOTICE TO READER

As of July 31, 2022, BriaCell Therapeutics Corp. (the “Company”) determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. This means that, as of August 1, 2022, the Company has been required to comply with all of the periodic disclosure requirements of the Securities Exchange Act of 1934 applicable to U.S. domestic issuers, such as Forms 10-K, 10-Q and 8-K, rather than the forms the Company has filed with the Securities and Exchange Commission (“SEC”) in the past, as a foreign private issuer, such as Forms 40-F and 6-K. Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).

As required pursuant to section 4.3(4) of National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial statements for the fiscal year ended July 31, 2022 in accordance with U.S. GAAP, such interim financial statements having previously been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The attached restated condensed interim consolidated financial statements (the “Financial Statements”) for the three and nine months periods ended April 30, 2022 and 2021 have been prepared in accordance with U.S. GAAP, are current as of June 13, 2022 and provide financial information for the three and nine month periods ended April 30, 2022 and 2021, as restated on October 27, 2022. Other than as expressly set forth above, the revised Financial Statements do not, and do not purport to, update or restate the information in the original condensed interim consolidated financial statements or reflect any events that occurred after the date of the filing of the original condensed interim consolidated financial statements.

The Company’s Annual Report on Form 10-K (the “Annual Report”) dated October 27, 2022 is available under the Company’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Readers are cautioned that these Financial Statements should be read in conjunction with the Annual Report, including the consolidated financial statements and the related notes thereto included in Item 8 thereof.

BriaCell Therapeutics Corp

Condensed Consolidated Balance Sheet
(Unaudited, expressed in US Dollars, except share and per share data)

	April 30, 2022	July 31, 2021
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$44,527,164	$57,268,685
Amounts receivable	14,532	12,574
Prepaid expenses	1,684,882	516,891
Total current assets	46,226,578	57,798,150

NON-CURRENT ASSETS:
Investments	2	2
Intangible assets, net	234,156	245,610
Total non-current assets	234,158	245,612

Total assets	$46,460,736	$58,043,762

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	$217,662	$214,116
Accrued expenses and other payables	148,629	342,679
Total current liabilities	366,291	556,795

NON-CURRENT LIABILITIES:
Warrant liability	36,135,993	29,789,260
Government loans	-	25,986
Total non-current liabilities	36,135,993	29,815,246

SHAREHOLDERS’ EQUITY:
Share Capital of no par value - Authorized: unlimited at April 30, 2022 and July 31, 2021, respectively; Issued and outstanding: 15,518,018 and 15,269,853 shares April 30, 2022 and July 31, 2021, respectively	65,646,409	54,774,172
Additional paid in capital	4,350,212	2,178,130
Accumulated other comprehensive loss	(138,684)	(138,684)
Accumulated deficit	(59,899,485)	(29,141,897)
Total shareholders’ equity (deficit)	9,958,452	27,671,721

Total liabilities and shareholders’ equity (deficit)	46,460,736	58,043,762

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

(Unaudited, expressed in US Dollars, except share and per share data)

	Three months ended April 30,		Nine months ended April 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Expenses:
Research and development expenses	$2,268,805	$1,125,425	$4,852,620	1,440,080
General and administrative expenses	1,854,455	3,654,577	5,202,258	3,939,629
Total operating expenses	4,123,260	4,780,002	10,054,878	5,379,709

Operating loss	(4,123,260)	(4,780,002)	(10,054,878)	(5,379,709)
Financial income (expenses), net	(5,892,313)	7,827,528	(16,333,673)	7,696,529
Income (loss) for the period	(10,015,573)	3,047,526	(26,388,551)	2,316,822
Other comprehensive loss - Foreign currency translation adjustment	-	(115,591)	-	53,235
Comprehensive income (loss) for the period	$(10,015,573)	$2,931,935	$(26,388,551)	2,370,057
Net income (loss) per share – basic	$(0.65)	$0.64	$(1.70)	$1.16
Net income (loss) per share – diluted	$(0.65)	$0.32	$(1.70)	$0.62
Weighted average number of shares used in computing net basic earnings per share of common stock	15,358,947	4,744,036	15,486,028	2,047,495
Weighted average number of shares used in computing net diluted earnings per share of common stock	15,358,947	9,533,954	15,486,028	3,759,556

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited, expressed in US Dollars, except share and per share data)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’
	Number	Amount	capital	loss	deficit	equity
Balance, January 31, 2022	15,946,642	$62,961,708	$3,511,140	$(138,684)	$(49,908,466)	$16,425,698
Exercise of representation warrants	11,153	125,713	-	-	-	125,713
Exercise of private placement warrants	197,200	2,251,913	-	-	-	2,251,913
Exercise of public offering warrants	30,389	307,075	-	-	-	307,075
Issuance of options	-	-	863,626	-	-	863,626
Shares repurchased and cancelled	(667,366)	-	-	-	-	-
Expiration of options	-	-	(24,554)	-	24,554	-
Loss for the period	-	-	-	-	(10,015,573)	(10,015,573)
Balance, April 30, 2022	15,518,018	$65,646,409	$4,350,212	$(138,684)	$(59,899,485)	$9,958,452

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, July 31, 2021	15,269,583	$54,774,172	$2,178,130	$(138,684)	$(29,141,897)	$27,671,721
Exercise of representation warrants	219,453	1,429,953	-	-	-	1,429,953
Exercise of private placement warrants	997,200	12,162,001	-	-	-	12,162,001
Exercise of public offering warrants	63,454	1,984,706	-	-	-	1,984,706
Issuance of options	-	-	2,196,636	-	-	2,196,636
Shares repurchased and canceled	(1,031,672)	(4,704,423)	-	-	(4,393,591)	(9,098,014)
Expiration of options	-	-	(24,554)	-	24,554	-
Loss for the period	-	-			(26,388,551)	(26,388,551)
Balance, April 30, 2022	15,518,018	$65,646,409	$4,350,212	$(138,684)	$(59,899,485)	$9,958,452

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited, expressed in US Dollars, except share and per share data)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, January 31, 2021	771,962	$12,613,779	$2,360,934	$(138,684)	$(17,957,564)	$(3,121,535)
Issuance of shares in public offering	6,764,705	12,357,799	-	-	-	12,357,799
Expiration of warrants	-	-	(1,599,468)	-	1,599,468	-
Expiration and forfeiture of options	-	-	73,897	-	197,856	271,753
Issuance of options	-	-	1,968,226	-	-	1,968,226
Loss for the period	-	-	-	-	3,047,526	3,047,526
Balance, April 30, 2021	7,536,667	$24,971,578	$2,803,589	$(138,684)	$(13,112,714)	$14,523,769

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, July 31, 2020	721,962	$12,263,858	$2,446,886	$(138,684)	$(17,312,812)	$(2,740,752)
Issuance of shares for debt	50,000	329,670	-	-	-	329,670
Issuance of shares in public offering	6,764,705	12,357,799	-	-	-	12,357,799
Conversion feature	-	20,251	-	-	-	20,251
Expiration of warrants	-	-	(1,599,468)	-	1,599,468	-
Expiration and forfeiture of options	-	-	(12,055)	-	283,808	271,753
Issuance of options	-	-	1,968,226	-	-	1,968,226
Loss for the period	-	-	-	-	2,316,822	2,316,822
Balance, April 30, 2021	7,536,667	$24,971,578	$2,803,589	$(138,684)	$(13,112,714)	$14,523,769

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Cash Flows

(Unaudited, expressed in US Dollars , except share and per share data)

	Nine months ended April 30,
	2022	2021
	(Unaudited)	(Unaudited)
Cash flow from operating activities
Net income (loss)	$(26,388,551)	$2,316,820
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	11,454	11,443
Share-based compensation	2,196,636	2,007,506
Interest expense	979	53,720
Foreign exchange adjustments	-	884,536
Gain from government grant	(3,388)	-
Loss on extinguishment of settlement of debt	-	141,703
Remeasurement of warrants	16,384,676	(8,806,461)
Changes in assets and liabilities:
Decrease (increase) in amounts receivable	(1,958)	6,715
Increase in prepaid expenses	(1,167,991)	(637,112)
Increase (decrease) in accounts payable	6,945	(2,017,331)
Increase (decrease) in accrued expenses and other payables	(197,449)	304,331
Total cash flow from operating activities	(9,158,647)	(5,734,130)

Cash flows from financing activities
Proceeds from public offering, net	-	29,731,961
Proceeds from exercise of warrants	6,509,768	-
Share and warrant buyback program	(10,069,065)	-
Repayment government grant	(23,577)	-
Proceeds from receipt of short-term loans	-	35,000
Proceeds from issuance of convertible loans	-	215,710
Share issuance costs	-	(2,767,924)
Repayment of unsecured convertible loan	-	(309,642)
Repayment of short-term loans	-	(274,000)
Total cash flow from financing activities	(3,582,874)	26,631,105

Effects of changes in foreign exchange	-	(856,459)
Increase (decrease) in cash and cash equivalents	(12,741,521)	20,896,975
Cash and cash equivalents at beginning of the period	57,268,685	21,249
Cash and cash equivalents at end of the period	$44,527,164	$20,061,765

Supplemental disclosures of cash flow information:
Cash paid for interest	$-	$104,948
Tax paid	-	-
Significant non-cash transactions
Shares issued for settlement of debt	$-	$329,670

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 1:	GENERAL

a.	BriaCell Therapeutics Corp. (“BriaCell” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on July 26, 2006 and is listed on the Toronto Stock Exchange (“TSX”). The Company trades on the TSX Venture under the symbol “BCT.V”. On February 24, 2021, the Company also trades on the Nasdaq Capital Market (“NASDAQ”) under the symbols “BCTX” and “BCTXW”.

b.	BriaCell is an immuno-oncology biotechnology company. BriaCell owns the US patent to Bria-IMT™, a whole-cell cancer vaccine (US Patent No.7674456) (the “Patent”). The Company is currently advancing its immunotherapy program, Bria-IMT™, to complete a 24-subject Phase I/IIa clinical trial and by research activities in the context of BriaDx™, a companion diagnostic test to identify patients likely benefitting from Bria-IMT™.

c.	Basis of presentation of the financial statements:

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X promulgated by the U.S Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report as of July 31, 2022 filed with the SEC on October 27, 2022. The interim period results do not necessarily indicate the results that may be expected for any other interim period or for the full fiscal year.

Prior to 2021, the Company prepared its financial statements, including its condensed financial statements, in accordance with International Financial Reporting Standards (IFRS), as issued by the International Accounting Standards Board (IASB), as permitted in the United States based on the Company’s qualification as a “foreign private issuer” under the rules and regulations of the SEC. In connection with the loss of the Company’s status as a foreign private issuer effective on August 1, 2022, the Company, as a domestic filer, prepares its consolidated financial statements in accordance with U.S. GAAP, and restated its condensed consolidated financial statements as of October 31, 2021, January 31, 2022 and April 30, 2022, to be prepared in accordance with U.S. GAAP.

d.	The Company continues to devote substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue in the foreseeable future. The Company’s accumulated deficit as of April 30, 2022 was $59,899,485 and negative cash flows from operating activities during the nine-month period ended April 30, 2022 was $9,158,647. The Company is planning to finance its operations from its existing and future working capital resources and to continue to evaluate additional sources of capital and financing. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements for at least twelve months from the issuance of the condensed consolidated financial statements.

e.	The Company has a wholly-owned U.S. subsidiary, BriaCell Therapeutics Corp. (“BTC”), which was incorporated in April 3, 2014, under the laws of the state of Delaware. BTC’s has a wholly-owned subsidiary, Sapientia Pharmaceuticals, Inc. (“Sapientia” and together with BTC the “Subsidiaries”), which was incorporated in September 20, 2012, under the laws of the state of Delaware. The Company has one operating segment and reporting unit.

f.	Since January 2020, the Coronavirus outbreak has dramatically expanded into a worldwide pandemic creating macro-economic uncertainty and disruption in the business and financial markets. Many countries around the world, including Canada and the United States have been taking measures designated to limit the continued spread of the Coronavirus, including the closure of workplaces, restricting travel, prohibiting assembling, closing international borders and quarantining populated areas. Such measures present concerns that may dramatically affect the Company’s ability to conduct its business effectively.

The Company may face difficulties recruiting or retaining patients in our ongoing and planned clinical trials if patients are affected by the virus or are fearful of visiting or traveling to our clinical trial sites because of the outbreak of COVID-19. In the event that clinical trial sites are slowed down or closed to enrolment in our trials, this could have a material adverse impact on our clinical trial plans and timelines. The Company is continuing to assess its business plans and the impact COVID-19 is having on the Company’s clinical trial timelines and the Company’s ability to recruit candidates for clinical trials. The extent to which COVID-19 and global efforts to contain its spread will impact our operations will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the outbreak and the actions taken to contain or treat the coronavirus outbreak. The Company currently believes that the execution of our clinical trials and research programs are delayed by at least one quarter due to COVID-19.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the consolidated financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

a.	Recently issued and adopted accounting standards:

As an “emerging growth company,” the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflects this election.

1.	In June 2016, the FASB issued ASU No. 2016-13 (Topic 326), Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments, which replaces the existing incurred loss impairment model with an expected credit loss model and requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected. The guidance will be effective for the Company for fiscal years beginning after December 15, 2022. Early adoption is permitted. Effective August 1, 2021, the Company early adopted ASU 2016-13. Adoption of the new standard did not have a material impact on the financial statements.

2.	In August 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”). The final guidance issued by the FASB for convertible instruments eliminates two of the three models in ASC 470-20 that require separate accounting for embedded conversion features. Separate accounting is still required in certain cases. Additionally, among other changes, the guidance eliminates some of the conditions for equity classification in ASC 815-40-25 for contracts in an entity’s own equity. The guidance also requires entities to use the if-converted method for all convertible instruments in the diluted earnings per share calculation and include the effect of share settlement for instruments that may be settled in cash or shares, except for certain liability-classified share-based payment awards. ASU 2020-06 is effective for the company for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2020. Effective August 1, 2021, the Company early adopted ASU 2020-06. Adoption of the new standard did not have a material impact on the financial statements.

3.	In November 2021, the FASB issued ASU No. 2021-10, Government Assistance (Topic 832): Disclosure by Business Entities about Government Assistance (ASU 2021-10), which improves the transparency of government assistance received by most business entities by requiring the disclosure of: (1) the types of government assistance received; (2) the accounting for such assistance; and (3) the effect of the assistance on a business entity’s financial statements. This guidance is effective for financial statements issued for annual periods beginning after 15 December 2021. Early adoption is permitted. Adoption of the new standard did not have a material impact on the financial statements.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 3:	CONTINGENT LIABILITIES AND COMMITMENTS

a.	Legal proceedings:

On May 19, 2021, Alpha Capital Anstalt (“Alpha”) filed a lawsuit in the New York State Supreme Court, Commercial Division, New York County against BriaCell Therapeutics Corp. (“BriaCell”), alleging that BriaCell breached a loan contract when it refused to reprice and extend the term of warrants purported held by Alpha in spring 2021, seeking monetary and injunctive relief for delivery of those amended warrants. Counterclaiming and defending against Alpha’s complaint, BriaCell alleges that Alpha’s loan to BriaCell is unenforceable both because the loan is criminally usurious under New York law and because Alpha acted as an unregistered securities dealer in violation of American securities law. BriaCell also has alleged that Canadian securities law, regulation, and rules prohibited it from amending the warrants to comply with Alpha’s spring 2021 demands. On May 11, 2022, Alpha moved to dismiss BriaCell’s operative Amended Counterclaim. The parties have fully briefed that motion, and the Court has calendared oral argument on that motion for February 7, 2023. Expert discovery is ongoing and may affect the value of the parties’ respective claims and damages.

The Company disagrees with Alpha’s claims, is defending these claims, and has filed a counter claim. At this time, whilst it is impossible to provide any guarantee as to the outcome of the lawsuit, it is the Company’s assessment, based on advice from the Company’s legal counsel at this time, and based on the information known by the Company, that it’s more likely than not that BriaCell will not have to pay Alpha in the litigation.

b.	Lease

As of April 2022, the Company started a month-to-month lease arrangement for office and lab space in Philadelphia, PA, in the amount of approximately $16,000 per month.

NOTE 4:	FAIR VALUE MEASUREMENTS

The following table presents information about our financial instruments that are measured at fair value on a recurring basis as of April 30, 2022 and July 31, 2021:

	Fair Value Measurements at
	April 30, 2022			July 31, 2021
	Level 1	Level 2	Total	Level 1	Level 2	Total
Financial Assets:
Cash and cash equivalents	44,527,164	-	44,527,164	57,268,685	-	57,268,685

Total assets measured at fair value	$44,527,164	$-	$44,527,164	$57,268,685	$-	$57,268,685

Financial liabilities:
Warrants liability	13,827,096	22,308,897	36,135,993	7,426,535	22,362,725	29,789,260

Total liabilities measured at fair value	$13,827,096	$22,308,897	$36,135,993	$7,426,535	$22,362,725	$29,789,260

We classify our cash and cash equivalents and the liability in respect of publicly traded warrants within Level 1 because we use quoted market prices in active markets.

The fair value of the warrant liability for non-public warrants is measured using inputs other than quoted prices included in Level 1 that are observable for the liability either directly or indirectly, and thus are classified as Level 2 financial instruments.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 5:	SHAREHOLDERS’ EQUITY (DEFICIT)

a) Authorized share capital

The authorized share capital consists of an unlimited number of common shares with no par value.

b) Issued share capital

During the nine-month period ended April 30, 2022, the Company issued shares as follows:

i)

During the nine-month period ended April 30, 2022, 554,991 compensation warrants with a weighted average exercise price of $5.68 per warrant were exercised into 219,453 common shares by way of a cashless exercise.

ii)	During the nine-month period ended April 30, 2022, 63,454 warrants with an exercise price of $5.31 were exercised for gross proceeds of $337,099 and 997,200 warrants with an exercise price of $6.19 were exercised for gross proceeds of $6,172,669. In total, the Company issued 1,060,654 shares in respect of the exercise of these warrants.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 5:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

c) Share buyback program

On September 9, 2021 the Company approved a repurchase program whereby the Company may purchase through the facilities of the TSX Venture or NASDAQ (i) up to 1,341,515 common shares (the “Common Shares”) and (ii) up to 411,962 publicly traded BCTXW warrants (the “Listed Warrants”) in total, representing 10% of the 13,415,154 Common Shares and 10% of the 4,119,622 Listed Warrants comprising the “public float” as of September 8, 2021, over the next 12 months (the “Buyback”). Independent Trading Group (ITG) Inc. will act as the Company’s advisor and dealer manager in respect of the Buyback. The Company received final regulatory approval on September 22, 2021. As of April 30, 2022, the Company repurchased a total of 1,031,672 shares with a value of $9,098,014 (net of commissions), of which $4,704,423 was charged to share capital and $4,393,591 was charged to accumulated deficit. The Company also repurchased 204,440 publicly traded warrants for $971,051 (net of commissions) with a fair value of $944,615. All of the warrants and shares repurchased have been cancelled.

d) Share Purchase Warrants

A summary of changes in share purchase warrants for the nine months ended April 30, 2022 is presented below:

	Number of warrants outstanding	Weighted average exercise price
	(Unaudited)	(Unaudited)
Balance, July 31, 2021	9,464,152	$5.84
Expired during the period	(22,489)	(28.08)
Exercised during the period	(1,060,654)	(6.14)
Repurchased and cancelled during the period	(204,440)	(5.31)
Balance, April 30, 2022	8,176,569	5.75

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 5:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

d) Share Purchase Warrants (continued)

As of April 30, 2022, warrants outstanding were as follows:

Number of Warrants	Exercise Price	Exercisable At April 30, 2022	Expiry Date
51,698	$4.41	51,698	November 16, 2025
3,951,728	$5.31	3,951,728	February 26, 2026 – April 26, 2026
4,173,143	$6.19	4,173,143	December 7, 2026
8,176,569		8,176,569

e) Compensation Warrants

A summary of changes in compensation warrants for the nine months ended April 30, 2022 is presented below:

	Number of warrants outstanding	Weighted average exercise price
Balance, July 31, 2021	601,643	$5.68
Exercised	(554,991)	(5.68)
Balance, April 30, 2022	46,652	$5.66

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 5:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

e) Compensation Warrants (continued)

As at April 30, 2022, compensation warrants outstanding were as follows:

Number of Warrants	Exercise Price	Exercisable At April 30, 2022	Expiry Date
4,890	$4.41	4,890	November 16, 2025
17,074	$5.31	17,074	February 26, 2026
24,688	$6.19	24,688	June 7, 2026
46,652		46,652

f) Warrant liability continuity

The following table presents the summary of the changes in the fair value of the warrants:

Warrants liability

Balance as of August 1, 2021	$29,789,260
Issuance of warrants	-
Exercise of warrants	$(9,066,892)
Warrant buyback program	(971,051)
Change in fair value	$16,384,676

Balance as of April 30, 2022	$36,135,993

The key inputs used in the valuation of the warrants as of April 30, 2022 and at July 31, 2021 were as follows:

	April 30, 2022	July 31, 2021
	(Unaudited)	(Audited)
Share price	$6.96	$5.23
Exercise price	$5.31-6.19	$5.31-6.19
Expected life (years)	3.83-4.60	4.58-5.35
Volatility	100%	100%
Dividend yield	0%	0%
Risk free rate	2.96%	0.70%

NOTE 6:	SHARE-BASED COMPENSATION

a.	The following table summarizes the number of options granted to directors, officers, employees and consultants under the option plan for nine-month period ended April 30, 2022 and related information:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Balance as of July 31, 2021	674,666	$4.38	3.91	$573,466

Granted	787,300	7.93	4.67	-
Exercised	-	-	-	-
Forfeited	(999)	30.04	1.37	-
Expired	(1,667)	46.80	0.14	-

Balance as of April 30, 2022	1,459,300	6.23	4.32	1,065,289

Exercisable as of April 30, 2022	1,053,020	$5.49	4.17	$1,547,939

The weighted-average grant date per-share fair value of stock options granted during nine-month period ended April 30, 2022 was $5.84. As of April 30, 2022, there are $2,401,598 of total unrecognized costs related to share-based compensation that is expected to be recognized over a period of up to 1.76 years.

On September 1, 2021, the Company issued 100,000 options to a consultant with an exercise price of $5.74, which vest immediately and expire on September 1, 2026. The fair value of the stock options was $518,134. The fair value was estimated using the Black-Scholes option pricing model and the following weighted average assumptions: share price - $6.79; exercise price - $5.74; expected life - 5 years; annualized volatility - 100%; dividend yield - 0%; risk free rate – 0.80%.

On November 1, 2021, the Company issued 12,600 options with an exercise price of $7.94 and expire on November 1, 2026. 10,000 of the options were issued to a director and vest immediately, and 2,600 options were issued to members of the Company’s scientific advisory board and vest in five equal instalments every six months, with the first instalment vesting immediately. The fair value of the stock options was $74,579. The fair value was estimated using the Black-Scholes option pricing model and the following weighted average assumptions: share price - $7.95; exercise price - $7.94; expected life - 5 years; annualized volatility - 100%; dividend yield - 0%; risk free rate – 1.19%.

On January 13, 2022, the Company issued 524,700 options to directors, officers, and employees with an exercise price of $8.47 and expire on January 13, 2027. 482,300 of the options were granted to Insiders, as such term is defined in the Securities Act (British Columbia) and vest in four equal instalments every 90 days, with the first instalment vesting immediately. The remaining 42,400 options vest in eight equal instalments every 90 days, with the first installment vesting immediately. The fair value of the options was $3,141,999 based on the Black-Scholes option pricing model using the following assumptions: share price - $8.09; exercise price - $8.47; expected life – 5 years; annualized volatility – 100%; dividend yield – 0%; risk free rate – 1.47%.

On February 16, 2022, the Company issued 150,000 options to an officer with an exercise price of $7.51 and expire on February 16, 2027. The options vest in eight equal instalments every 90 days, with the first instalment vesting immediately. The fair value of the options was $863,522 based on the Black-Scholes option pricing model using the following assumptions: share price - $7.66; exercise price - $7.51; expected life – 5 years; annualized volatility – 100%; dividend yield – 0%; risk free rate – 1.92%.

During the nine-month period ending April 30, 2022, 1,667 options with a fair value of $24,554 expired and 999 options were forfeited.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHARE-BASED COMPENSATION (Cont.)

b.	The following table lists the inputs to the Black-Scholes option-pricing model used for the fair value measurement of equity-settled share options for the above Options Plans for the three and nine months ended April 30, 2022 and 2021

	Three months ended April 30,		Nine months ended April 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Dividend yield	0%	0%	0%	0%
Expected volatility of the share prices	100%	100%	100%	100%
Risk-free interest rate	1.19%-1.92%	0.97%	0.80%-1.92%	0.97%
Expected term (in years)	5	5	5	5

c.	The following table summarizes information about the Company’s outstanding and exercisable options granted to employees as of April 30, 2022

Exercise price	Options outstanding as of April 30, 2022	Weighted average remaining contractual term (years)	Options exercisable as of April 30, 2022	Weighted average remaining contractual term (years)	Expiry Date

$7.51	150,000	4.79	18,750	4.79	February 16, 2027
$8.47	524,700	4.70	251,750	4.70	January 13, 2027
$7.74	12,600	4.50	10,520	4.50	November 1, 2026
$5.74	100,000	4.34	100,000	4.34	September 1, 2026
$4.24	612,000	3.91	612,000	3.91	March 29, 2026
$4.24	60,000	3.97	60,000	3.97	April 19, 2026

	1,459,300		1,053,020

d.	The total share-based compensation expense related to all of the Company’s equity-based awards, recognized for the three and nine months ended April 30, 2022 and 2021 is comprised as follows:

	Three months ended April 30,		Nine months ended April 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Research and development expenses	$158,204	$719,480	$267,657	$719,480
General and administrative expenses	705,423	1,288,025	1,928,980	1,288,025
Total share-based compensation	$863,627	$2,007,505	$2,196,637	$2,007,505

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 7:	FINANCIAL INCOME (EXPENSES), NET

	Three months ended April 30,		Nine months ended April 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income	$35,987	$-	$54,373	$-
Interest expense	-	(50,621)	(979)	(156,386)
Change in fair value of warrant liability	(5,928,528)	8,879,154	(16,384,676)	8,879,154
Gain on government grant	-	-	3,388	-
Foreign exchange gain (loss)	228	(884,536)	(5,779)	(884,536)
Loss on extinguishment of debt	-	(116,469)	-	(141,703)
Financial income (expenses), net	$(5,892,313)	$7,827,528	$(16,333,673)	$7,696,529

NOTE 8:	BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

Basic net income (loss) per ordinary share is computed by dividing net income (loss) for each reporting period by the weighted-average number of ordinary shares outstanding during each year. Diluted net income (loss) per ordinary share is computed by dividing net income (loss) for each reporting period by the weighted average number of ordinary shares outstanding during the period, plus dilutive potential ordinary shares considered outstanding during the period, in accordance with ASC No. 260-10 “Earnings Per Share”. The Company experienced a loss in three and nine month ended April 30, 2022 and 2021; hence all potentially dilutive ordinary shares were excluded due to their anti-dilutive effect.

	Three months ended April 30,		Nine months ended April 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Basic EPS
Numerator:
Net income (loss)	$(10,015,573)	$3,047,526	$(26,388,551)	$2,316,822
Denominator:
Shares used in computation of basic earnings per share	15,358,947	4,744,036	15,486,028	2,047,495
Basic EPS	$(0.65)	$0.64	$(1.70)	$1.13
Diluted EPS
Numerator:
Net income (loss) attributable to common stock, basic	$(10,015,573)	$3,047,526	$(26,388,551)	$2,316,822
Net income attributable to common stock, diluted	$(10,015,573)	$3,047,526	$(26,388,551)	$2,316,822
Denominator:
Shares used in computing net EPS of common stock, basic	15,358,947	4,744,036	15,486,028	2,047,495
Stock Options	-	254,242	-	96,344
Warrants	-	4,535,676	-	1,615,717
Shares used in computation of diluted earnings per share	-	9,533,954	-	3,759,556
Diluted EPS	$(0.65)	$0.32	$(1.70)	$0.62

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 9:	SUBSEQUENT EVENTS

The Company evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through June 13, 2022, the date that the consolidated financial statements were available for issuance. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements, except as noted below.

a) Share buy-back program

From May 1, 2022 and through to June 13, 2022, the Company repurchased and cancelled an additional 18,542 publicly traded warrants for $46,490 (net of commissions) with a fair value of $18,913.

b) Stock Option Grant

On May 20, 2022, the Company issued 31,000 options with an exercise price of $4.71 and expire on May 20, 2027. The options vest in eight equal instalments every 90 days, with the first instalment vesting immediately. 20,000 options were issued to the Company’s CFO.

Page 17